Equity One, Inc. Supplemental Information Package

September 30, 2009

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664   Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
September 30, 2009
(unaudited)

TABLE OF CONTENTS
Page
Overview
Analyst Coverage	3
Disclosures	4
Summary Financial Results and Ratios	5

Assets, Liabilities, and Equity
Consolidated Balance Sheets	6
Market Capitalization	7
Debt Summary	8
Debt Maturity Schedule	9

Income, EBITDA, and FFO
Consolidated Statements of Operations	10
Pro Forma Financial Information for Discontinued Operations	11-12
Net Operating Income	13
EBITDA	14
Consolidated Statements of Funds from Operations	15
Additional Disclosures	16

Leasing Data
Tenant Concentration - Top Twenty Tenants	17
Recent Leasing Activity	18
Shopping Center Lease Expiration Schedule - All Tenants, Anchors, Shops	19-21
Shopping Center Lease Expiration Graph	22

Property Data
Annual Minimum Rent of Operating Properties by Metro/Market Breakout	23
Property Status Report	24-33
Real Estate Acquisitions and Dispositions	34
Real Estate Developments and Redevelopments	35

Debt Schedule Detail
Consolidated Debt Summary - Property Mortgage Detail	36-38
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	39

Joint Venture Supplemental Data	40-47

EQUITY ONE, INC
ANALYST COVERAGE
As of September 30, 2009

Barclays Capital	Ross Smotrich Ryan Bennett	(212) 526-2306 (212) 526-5309

BMO Capital Markets	Paul Adornato	(212) 885-4170

Citigroup Global Markets	Michael Bilerman Quentin Velleley	(212) 816-1383 (212) 816-6981

Credit Suisse	Andrew Rosivach	(415) 249-7942

Deutsche Bank	John Perry Vin Chao	(212) 250-4912 (212) 250-6799

Green Street Advisors	Jim Sullivan Nick Vedder	(949) 640-8780 (949) 640-8780

ISI Group	Steve Sakwa Ian Weissman	(212) 446-9462 (212) 446-9461

JP Morgan Securities Inc.	Michael W. Mueller, CFA Joseph Dazio	(212) 622-6689 (212) 622-6416

Macquarie Capital (USA) Inc.	David Wigginton	(212) 231-6380

Bank of America/Merrill Lynch	Craig Schmidt	(212) 449-1944

Raymond James & Assoc.	Paul D. Puryear R.J. Milligan	(727) 567-2253 (727) 567-2660

Royal Bank of Canada	Richard Moore Wes Golladay	(440) 715-2646 (440) 715-2650

Stifel, Nicolaus & Co., Inc.	David M. Fick, CPA Nathan Isbee	(410) 454-5018 (410) 454-4143

Miller Tabak	Tom Mitchell	(212) 370-0040 x8163

EQUITY ONE, INC.
DISCLOSURES
As of September 30, 2009

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws.  Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved.  Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company's Form 10-K for the year ended December 31, 2008 and Form 10-Q for the period ended September 30, 2009 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

On January 14, 2009, we acquired an additional 1,237,676 ordinary shares of DIM Vastgoed, N.V. ("DIM") from Homburg Invest Inc. (“Homburg”) in a stock exchange agreement. Under the agreement, we issued 866,373 shares of our common stock in exchange for a total of 1,237,676 DIM shares or share equivalents (based on an exchange ratio of 0.7  Equity One shares for 1 DIM share).

In addition, we obtained from Homburg voting rights (the “Partex shares”) with respect to another 766,573 DIM shares that Homburg has the right to acquire on October 1, 2010 at a subsequent closing occurring no later than November 2010. Subject to certain conditions, the agreement also provides for us to acquire these DIM shares or share equivalents at the same 0.7 exchange ratio (or an aggregate of 536,601 shares of Equity One common stock) from Homburg once Homburg has acquired them. The agreement also provides for customary registration rights with respect to the Equity One common stock issued to Homburg.  As a result of the initial exchange and the voting rights agreement, we had at the time of the acquisition voting control over 74.6% of DIM’s ordinary shares, including 65.2% economic ownership.

We have consolidated the results of DIM's operations as of January 14, 2009.

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impairment of real estate.  Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity.  Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves."  FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure.  Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs.  FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
As of September 30, 2009
(in thousands, except per share data)

	For the three months ended		For the nine months ended
	Sept 30, 2009	Sept 30, 2008	Sept 30, 2009	Sept 30, 2008
Summary Financial Results
Total revenues*	$66,904	$56,704	$204,013	$181,123
Adjusted EBITDA (see page 14)	41,846	36,085	125,740	121,129
Property net operating income	47,139	41,521	144,553	132,774
General & administrative expenses (G&A)* - Adjusted (1)	7,568	7,633	24,195	21,775

Net income (loss) attributable to Equity One	$15,318	$(21,395)	$74,511	$28,876
Net income (loss) per diluted share	0.17	(0.29)	0.89	0.39

Funds from operations (FFO)	$31,338	$(9,862)	$118,406	$46,025
FFO per diluted share	0.36	(0.13)	1.43	0.63

Total dividends paid per share	$0.30	$0.30	$0.30	$0.30

Weighted average diluted shares	86,648	73,452	83,018	73,510

Summary Operating and Financial Ratios
Core shopping center portfolio occupancy at end of period (see pages 24-31) (2)	90.1%	92.3%	90.1%	92.3%
Core same-property shopping center portfolio occupancy at end of period	90.2%	92.2%	90.2%	92.2%
Same-property NOI growth - cash basis (see page 13) (2)	-4.5%	-2.9%	-3.6%	N/A
NOI margin (see page 13)	70.8%	73.6%	71.3%	73.8%
Expense recovery ratio*	74.7%	79.8%	74.7%	82.3%
New, renewal and option rent spread - cash basis (see page 18) (2)	7.6%	12.6%	N/A	N/A
G&A expense to total revenues (1)	11.3%	13.5%	11.9%	12.0%
Net debt to total market capitalization (see page 7)	43.8%	39.5%	43.8%	39.5%
Net debt to Adjusted EBITDA (see page 14)	6.3	7.1	6.3	6.3
Adjusted EBITDA to interest expense* (see page 14)	2.4	2.4	2.3	2.6
Adjusted EBITDA to fixed charges* (see page 14)	1.9	2.0	1.9	2.2

Notes
*	The indicated line item includes amounts reported in discontinued operations recoverable and nonrecoverable operating expenses.
(1)
G&A expense for the nine months ended September 30, 2009 deducts one-time severance costs of $3.3 million and acquisition costs of $900K associated with the acquisition of our controlling interest in DIM Vastgoed and depreciation & amortization amounts included in G&A.

(2)	Excludes DIM Vastgoed.

EQUITY ONE, INC.
CONSOLIDATED BALANCE SHEETS
As of September 30, 2009
(in thousands)

	Sept 30, 2009	Dec 31, 2008	Dec 31, 2007
Assets
Properties
Income producing	$2,299,867	$1,900,513	$2,047,993
Less: accumulated depreciation	(228,600)	(196,151)	(172,651)
Income producing property, net	2,071,267	1,704,362	1,875,342
Construction in progress and land held for development	66,501	74,371	81,574
Properties held for sale	-	-	323
Properties, net	2,137,768	1,778,733	1,957,239

Cash and cash equivalents	14,632	5,355	1,313
Cash held in escrow	7,211	-	54,460
Accounts and other receivables, net	10,635	12,209	14,148
Investment and advances in real estate joint ventures	11,666	11,745	-
Marketable securities	698	160,585	72,299
Goodwill	11,845	11,845	12,496
Other assets (1)	104,044	55,791	62,429

Total Assets	$2,298,499	$2,036,263	$2,174,384

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$621,552	$371,077	$397,112
Unsecured revolving credit facilities	19,998	35,500	37,000
Unsecured senior notes payable	441,136	657,913	744,685
Total debt	1,082,686	1,064,490	1,178,797
Unamortized/unaccreted (discount)/premium on notes payable	(24,257)	5,225	10,042
Total notes payable	1,058,429	1,069,715	1,188,839

Deferred tax liabilities, net	53,341	1,409	-
Accounts payable and other liabilities (1)	89,281	54,652	68,624
Total liabilities	1,201,051	1,125,776	1,257,463

Redeemable noncontrolling interest	989	989	989

Total Stockholders' equity of Equity One, Inc.	1,072,392	909,498	915,932

Noncontrolling interest	24,067	-	-

Total Liabilities and Stockholders' Equity	$2,298,499	$2,036,263	$2,174,384

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.
(1) Amounts have been reclassified to conform to the 2009 presentation.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of September 30, 2009
(in thousands)

	Sept 30, 2009	Dec 31, 2008	Dec 31, 2007

Closing market price of common stock	$15.67	$17.70	$23.03

Common stock shares (in thousands)
Basic common shares	86,005.461	76,198.420	73,300.107
Diluted common shares
Unvested restricted common shares	24.520	29.360	55.707
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	66.582	23.178	60.573
Shares for DIM Vastgoed contingent consideration	509.083	-	-
Diluted common shares	86,699.302	76,344.614	73,510.043

Equity market capitalization	$1,358,578	$1,351,300	$1,692,936

Total debt (excluding unamortized/unaccreted premium/(discount))	$1,082,686	$1,064,490	$1,178,797
Cash and equivalents (including cash held in escrow)	(21,843)	(5,355)	(55,773)
Net debt	1,060,843	1,059,135	1,123,024
Equity market capitalization	1,358,578	1,351,300	1,692,936
Total market capitalization	$2,419,421	$2,410,435	$2,815,961

Net debt to total market capitalization at current market price	43.8%	43.9%	39.9%

Net debt to total market capitalization at constant share price of $17.70	40.9%	43.9%	46.3%

Gross real estate and securities investments	$2,367,066	$2,135,469	$2,202,189

Net debt to gross real estate and securities investments	44.8%	49.6%	51.0%

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.

EQUITY ONE, INC.
DEBT SUMMARY
As of September 30, 2009
(in thousands)

	Sept 30, 2009	Dec 31, 2008	Dec 31, 2007

Fixed rate debt	$1,062,688	$928,041	$1,042,112
Fixed rate debt - swapped to variable rate	-	100,949	99,685
Variable rate debt - unhedged	19,998	35,500	37,000
Total debt*	$1,082,686	$1,064,490	$1,178,797

% Fixed rate debt	98.1%	87.2%	88.4%
% Fixed rate debt - swapped to variable rate	0.0%	9.5%	8.5%
% Variable rate debt - unhedged	1.9%	3.3%	3.1%
Total	100.0%	100.0%	100.0%

% Variable rate debt - total	1.9%	12.8%	11.6%

Secured mortgage debt	$621,552	$371,077	$397,112
Unsecured debt	461,134	693,413	781,685
Total debt*	$1,082,686	$1,064,490	$1,178,797

% Secured mortgage debt	57.4%	34.9%	33.7%
% Unsecured debt	42.6%	65.1%	66.3%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$2,419,421	$2,410,435	$2,815,960

% Secured mortgage debt	25.7%	15.4%	14.1%
% Unsecured debt	19.0%	28.8%	27.8%
Total debt : Total market capitalization	44.7%	44.2%	41.9%

Weighted-average interest rate on secured mortgage debt*(1)	6.8%	7.2%	7.4%
Weighted-average interest rate on senior unsecured notes(1)	5.9%	5.7%	5.7%
Weighted-average interest rate on total debt*(1)	6.4%	6.3%	N/A
Interest rate on revolving credit facilities	1.7%	2.1%	5.0%

Weighted-average maturity on mortgage debt*	4.4 years	5.0 years	4.5 years
Weighted-average maturity on senior unsecured notes	7.1 years	6.5 years	6.7 years
Weighted-average maturity on total debt*	5.5 years	5.9 years	N/A

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.

 * Excluding unamortized/unaccreted premium/(discount)
(1) Weighted average interest rates are calculated based on term to maturity and include scheduled principal amortization.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
As of September 30, 2009
(in thousands)

	Secured Debt *		Unsecured Debt
Maturity schedule by year	Scheduled amortization	Balloon payments	Revolving Credit Facilities (1)	Senior Notes	Total	Weighted average interest rate at maturity	Percent of debt maturing

2009	$3,370	$52,036	$-	$-	$55,406	7.80%	5.1%
2010	13,421	72,076	-	-	85,497	8.22%	7.9%
2011	12,434	68,570	19,998	-	101,002	6.03%	9.3%
2012	11,530	44,479	-	10,000	66,009	6.97%	6.1%
2013	11,017	54,127	-	-	65,144	6.25%	6.0%
2014	9,823	24,950	-	-	34,773	5.77%	3.2%
2015	7,057	69,093	-	107,505	183,655	5.31%	17.0%
2016	5,397	51,489	-	105,230	162,116	5.96%	15.0%
2017	4,746	17,242	-	218,401	240,389	6.10%	22.2%
2018	4,565	56,623	-	-	61,188	6.27%	5.7%
Thereafter	19,199	8,308	-	-	27,507	7.82%	2.5%
Total	$102,559	$518,993	$19,998	$441,136	$1,082,686	6.25%	100.0%

(1)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options may be available.
*	Includes 22 loans related to DIM Vastgoed properties.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
As of September 30, 2009
(in thousands, except per share data)

	Three months ended		Percent	Nine months ended		Percent
	Sept 30, 2009	Sept 30, 2008	Change	Sept 30, 2009	Sept 30, 2008	Change
REVENUE:
Minimum rent	$51,849	$44,102		$157,176	$138,400
Expense recoveries	14,527	11,838		43,428	38,554
Percentage rent	126	190		1,516	1,803
Management and leasing services	322	326		1,316	1,323
Total revenue	66,824	56,456	18.4%	203,436	180,080	13.0%

COSTS AND EXPENSES:
Property operating	19,518	14,852		58,188	46,894
Rental property depreciation and amortization	15,438	11,259		45,611	34,671
General and administrative	7,772	7,837		29,021	22,343
Total costs and expenses	42,728	33,948	25.9%	132,820	103,908	27.8%

INCOME BEFORE OTHER INCOME AND EXPENSE AND DISCONTINUED OPERATIONS	24,096	22,508		70,616	76,172

OTHER INCOME AND EXPENSE:
Investment income	6,772	1,245		10,035	8,051
Equity in income (loss) in real estate joint ventures	(9)	74		(37)	244
Other income	325	626		1,409	714
Interest expense	(17,733)	(15,182)		(55,425)	(46,578)
Amortization of deferred financing fees	(369)	(420)		(1,135)	(1,268)
Other-than-temporary impairment loss on available for sale securities	-	(32,688)		-	(32,688)
Gain on acquisition of controlling interest in subsidiary	-	-		26,866	-
Gain on sale of real estate	-	57		-	18,513
Gain on extinguishment of debt	160	2,298		12,395	5,374
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	13,242	(21,482)		64,724	28,534
Income tax benefit (provision) of taxable REIT subsidiaries	774	(78)		2,263	73
INCOME (LOSS) FROM CONTINUING OPERATIONS	14,016	(21,560)	-165.0%	66,987	28,607	134.2%

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	152	234		598	821
Gain (loss) on disposal of income producing properties	580	(69)		5,373	(552)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	732	165		5,971	269

NET INCOME (LOSS)	$14,748	$(21,395)	-168.9%	$72,958	$28,876	152.7%
Net loss attributable to noncontrolling interest	570	-		1,553	-
NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$15,318	$(21,395)		$74,511	$28,876

EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	0.17	(0.29)		0.83	0.39
Discontinued operations	0.01	-		0.07	-
NET INCOME (LOSS)	$0.18	$(0.29)	-162.1%	$0.90	$0.39	130.8%

EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	0.17	(0.29)		0.82	0.39
Discontinued operations	0.01	-		0.07	-
NET INCOME (LOSS)	$0.17	$(0.29)	-158.6%	$0.89	$0.39	128.2%

Weighted average shares outstanding
Basic	85,959	73,452		82,374	73,405
Diluted	86,648	73,452		83,018	73,510

Note:  Amounts in 2009 include consolidation of DIM Vastgoed. Diluted EPS for the 3 months ended 2009 does not foot due to the mathematical rounding of the individual calculations.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended September 30, 2009
(in thousands)

	Three months ended			Nine months ended
	Sept 30, 2009			Sept 30, 2009
	As	Disc. Ops	Pre Disc.	As	Disc. Ops	Pre Disc.
	Reported	Total	Ops	Reported	Total	Ops
REVENUE:
Minimum rent	$51,849	$80	$51,929	$157,176	$559	$157,735
Expense recoveries	14,527	-	14,527	43,428	18	43,446
Percentage rent	126	-	126	1,516	-	1,516
Management and leasing services	322	-	322	1,316	-	1,316
Total revenue	66,824	80	66,904	203,436	577	204,013

COSTS AND EXPENSES:
Property operating	19,518	(75)	19,443	58,188	(44)	58,144
Rental property depreciation and amortization	15,438	3	15,441	45,611	23	45,634
General and administrative	7,772	-	7,772	29,021	-	29,021
Total costs and expenses	42,728	(72)	42,656	132,820	(21)	132,799

INCOME BEFORE OTHER INCOME AND EXPENSE AND DISCONTINUED OPERATIONS	24,096	152	24,248	70,616	598	71,214

OTHER INCOME AND EXPENSE:
Investment income	6,772	-	6,772	10,035	-	10,035
Equity in (loss) real estate joint ventures	(9)	-	(9)	(37)	-	(37)
Other income	325	-	325	1,409	-	1,409
Interest expense	(17,733)	-	(17,733)	(55,425)	-	(55,425)
Amortization of deferred financing fees	(369)	-	(369)	(1,135)	-	(1,135)
Other-than-temporary impairment loss on available for sale securities	-	-	-	-	-	-
Gain on sale of real estate	-	580	580	-	5,373	5,373
Gain on acquisition of controlling interest in subsidiary	-	-	-	26,866	-	26,866
Gain on extinguishment of debt	160	-	160	12,395	-	12,395
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	13,242	732	13,974	64,724	5,971	70,695
Income tax benefit of taxable REIT subsidiaries	774	-	774	2,263	-	2,263
INCOME FROM CONTINUING OPERATIONS	14,016	732	14,748	66,987	5,971	72,958

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	152	(152)	-	598	(598)	-
Gain on disposal of income producing properties	580	(580)	-	5,373	(5,373)	-
Income from discontinued operations	732	(732)	-	5,971	(5,971)	-

Net loss attributable to noncontrolling interest	570		570	1,553	-	1,553

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$15,318	$-	$15,318	$74,511	$-	$74,511

Note:
The Company adopted accounting for the impairment or disposal of long-lived assets, effective January 1, 2002. This requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents results of the assets sold or held for sale.

Amounts in 2009 include consolidation of DIM Vastgoed.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended September 30, 2009
(in thousands)

	Three months ended			Nine months ended
	Sept 30, 2008			Sept 30, 2008
	As	Disc. Ops	Pre Disc.	As	Disc. Ops	Pre Disc.
	Reported	Total	Ops	Reported	Total	Ops
REVENUE:
Minimum rent	$44,102	$236	$44,338	$138,400	$879	$139,279
Expense recoveries	11,838	12	11,850	38,554	164	38,718
Percentage rent	190	-	190	1,803	-	1,803
Management and leasing services	326	-	326	1,323	-	1,323
Total revenue	56,456	248	56,704	180,080	1,043	181,123

COSTS AND EXPENSES:
Property operating	14,852	5	14,857	46,894	132	47,026
Rental property depreciation and amortization	11,259	9	11,268	34,671	90	34,761
General and administrative	7,837	-	7,837	22,343	-	22,343
Total costs and expenses	33,948	14	33,962	103,908	222	104,130

INCOME BEFORE OTHER INCOME AND EXPENSE AND DISCONTINUED OPERATIONS	22,508	234	22,742	76,172	821	76,993

OTHER INCOME AND EXPENSE:
Investment income	1,245	-	1,245	8,051	-	8,051
Equity in income of real estate joint ventures	74	-	74	244	-	244
Other income	626	-	626	714	-	714
Interest expense	(15,182)	-	(15,182)	(46,578)	-	(46,578)
Amortization of deferred financing fees	(420)	-	(420)	(1,268)	-	(1,268)
Other-than-temporary impairment loss on available for sale securities	(32,688)	-	(32,688)	(32,688)	-	(32,688)
Gain on sale of real estate	57	(69)	(12)	18,513	(552)	17,961
Gain on extinguishment of debt	2,298	-	2,298	5,374		5,374
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	(21,482)	165	(21,317)	28,534	269	28,803
Income tax benefit of taxable REIT subsidiaries	(78)	-	(78)	73	-	73
INCOME (LOSS) FROM CONTINUING OPERATIONS	(21,560)	165	(21,395)	28,607	269	28,876

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	234	(234)	-	821	(821)	-
Loss on disposal of income producing properties	(69)	69	-	(552)	552	-
Income from discontinued operations	165	(165)	-	269	(269)	-

NET INCOME (LOSS) ATTRIBUTABLE TO EQUITY ONE, INC.	$(21,395)	$-	$(21,395)	$28,876	$-	$28,876

Note:
The Company adopted accounting for the impairment or disposal of long-lived assets, effective January 1, 2002. This requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents results of the assets sold or held for sale.

Amounts in 2009 include consolidation of DIM Vastgoed.

EQUITY ONE, INC.
NET OPERATING INCOME
For the quarter ended September 30, 2009
(in thousands)

	Three months ended		Percent	Nine months ended		Percent
	Sept 30, 2009	Sept 30, 2008	Change	Sept 30, 2009	Sept 30, 2008	Change

Total net operating income (1)
Total rental revenue	$66,582	$56,378	18.1%	$202,697	$179,800	12.7%
Property operating expenses	19,443	14,857	30.9%	58,144	47,026	23.6%
Net operating income	$47,139	$41,521	13.5%	$144,553	$132,774	8.9%

NOI margin (NOI / Total rental revenue)	70.8%	73.6%		71.3%	73.8%

Same-property NOI (2)
Total rental revenue	$54,175	$54,085	0.2%	163,940	163,355	0.4%
Property operating expenses (3)	17,951	16,164	11.1%	53,097	48,416	9.7%
Net operating income (at end of period)	$36,224	$37,921	(4.5%)	$110,843	$114,939	(3.6%)

Growth in same property NOI	(4.5%)			(3.6%)

Number of properties included in analysis	145			144

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income. Includes results of DIM for the three and nine month periods in 2009.
(2)	Retail centers only. Excludes the effects of straight-line rent, lease termination fees, and prior year expense recoveries and adjustments, if any.
(3)	Property operating expenses include intercompany management fee expense.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended September 30, 2009
(in thousands)

	Three months ended		Nine months ended
	Sept 30, 2009	Sept 30, 2008	Sept 30, 2009	Sept 30, 2008

Net income (loss) attributable to Equity One, Inc.	$15,318	$(21,395)	$74,511	$28,876
Net loss attributable to noncontrolling interest	570	-	1,553	-
Rental property depreciation and amortization*	15,441	11,268	45,634	34,761
Other depreciation and amortization	204	204	626	568
Interest expense*	17,733	15,182	55,425	46,578
Amortization of deferred financing fees*	369	420	1,135	1,268
Other-than-temporary impairment loss on available for sale securities	-	32,688	-	32,688
Loss (gain) on sale of depreciable income producing real estate	1,758	12	1,758	(17,961)
Gain on extinguishment of debt	(160)	(2,298)	(12,395)	(5,374)
Gain on acquisition of controlling interest in subsidiary	-	-	(26,866)	-
Income tax benefit (provision) of taxable REIT subsidiaries	(774)	78	(2,263)	(73)
Equity in income (loss) of real estate joint ventures	9	(74)	37	(244)
(Gain) loss on sale of real estate	(2,338)	-	(7,131)	42
(Gain) on sale of investment in equity securities	(6,284)	-	(6,284)	-
Adjusted EBITDA(1)	$41,846	$36,085	$125,740	$121,129

Interest expense*(2)	$17,733	$15,182	$55,425	$46,578

Adjusted EBITDA to interest expense*	2.4	2.4	2.3	2.6

Fixed charges
Interest expense*(2)	$17,733	$15,182	$55,425	$46,578
Scheduled principal amortization (3)	3,791	2,549	10,292	7,853
Total fixed charges	$21,524	$17,731	$65,717	$54,431

Adjusted EBITDA to fixed charges*	1.9	2.0	1.9	2.2

Net debt to Adjusted EBITDA (4)	6.3	7.1	6.3	6.3

Total market capitalization (see page 7)	$2,419,421	$2,581,508	$2,419,421	$2,581,508

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.
*	The indicated line item includes amounts reported in discontinued operations.
(1)	Adjusted EBITDA: excludes non-recurring gains and losses on asset sales, debt extinguishment, impairments, and one-time items that would generally be adjusted in rating agency computations of EBITDA.
(2)	Interest expense includes non-cash amortization of debt (discount) attributable to DIM of $881K for the three month period and $2.7m for the nine month period ended September 30, 2009.
(3)	Excludes balloon payments upon maturity.
(4)	Adjusted EBITDA for the three and nine month periods have been annualized.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended September 30, 2009
(in thousands, except per share data)

	Three months ended		Nine months ended
	Sept 30, 2009	Sept 30, 2008	Sept 30, 2009	Sept 30, 2008

Net income (loss) attributable to Equity One, Inc.	$15,318	$(21,395)	$74,511	$28,876
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	13,903	11,268	41,078	34,761
Loss (gain) on disposal of income producing properties	1,758	12	1,758	(18,003)
Pro rata share of real estate depreciation from unconsolidated JV	359	253	1,059	391
Funds from operations	$31,338	$(9,862)	$118,406	$46,025

Earnings per diluted share attributable to Equity One, Inc.	$0.17	$(0.29)	$0.89	$0.39
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	0.16	0.15	0.49	0.47
Loss (gain) on disposal of income producing properties	0.02	-	0.02	(0.24)
Pro rata share of real estate depreciation from unconsolidated JV	-	-	0.01	0.01
Net adjustment for unvested shares and noncontrolling interest (1)	0.01	0.01	0.02	-
Funds from operations per diluted share	$0.36	$(0.13)	$1.43	$0.63

Weighted average diluted shares	86,648	73,452	83,018	73,510

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.

(1)
Includes net effect of (a) an adjustment for unvested awards of share-based payments with rights to receive dividends or dividend equivalents and (b) an adjustment related to the possible share issuance in the fourth quarter of 2010 pursuant to the DIM stock exchange agreement.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the quarter ended September 30, 2009
(in thousands)

		Three months ended		Nine months ended
		Sept 30, 2009	Sept 30, 2008	Sept 30, 2009	Sept 30, 2008

Certain non-cash items:
Amortization of deferred financing fees		$369	$420	$1,135	$1,268
Amortization of above/below market rent intangibles		(1,552)	(867)	(4,632)	(2,858)
Amortization of restricted stock and stock option expense		1,511	1,606	6,212	4,822
Straight line rent		(512)	(194)	(1,552)	(603)
Capitalized interest		(317)	(666)	(1,004)	(2,142)
Amortization of debt (premium)/discount		530	(432)	1,638	(1,540)
Total non-cash items		$29	$(133)	$1,797	$(1,053)

Certain capital expenditures:
Tenant improvements		$(816)	$(417)	$(2,943)	$(4,697)
Leasing commissions and costs		(955)	(1,107)	(2,781)	(4,195)
Total tenant improvements and leasing costs		$(1,771)	$(1,524)	$(5,724)	$(8,892)

Certain balance sheet accounts at 09/30/09:
Straight line rent receivable, net	$15,317
Lease intangibles asset, net	38,010
Lease intangibles liability, net	(39,710)
Deferred expenses, net	24,593
Total balance sheet accounts	$38,210

Liquidity as of 09/30/09:
Cash and Equivalents	$14,632
Marketable Securities	698
Available under Line of Credit	215,373
Total Available Funds	$230,703

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.

EQUITY ONE, INC.
TENANT CONCENTRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of September 30, 2009

Tenant	Number of stores	Credit Rating S&P/Moody's	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top twenty tenants
Publix	52	N/A	2,303,366	14.5%	$18,097,419	10.8%	$7.86
Supervalu	7	BB-/Ba3	458,273	2.9%	8,302,236	5.0%	18.12
Kroger	12	BBB/Baa2	679,082	4.3%	5,379,703	3.2%	7.92
Bed, Bath & Beyond	8	BBB	261,332	1.7%	3,079,214	1.8%	11.78
Winn Dixie	9	N/A	398,128	2.5%	2,892,815	1.7%	7.27
LA Fitness	3	N/A	144,307	0.9%	2,592,221	1.6%	17.96
CVS Pharmacy	13	BBB+/Baa2	143,460	0.9%	2,315,237	1.4%	16.14
TJ Maxx	8	A/A3	248,658	1.6%	2,253,890	1.3%	9.06
Office Depot	7	B/B2	179,837	1.1%	2,062,123	1.2%	11.47
Kmart	5	BB-/Ba2	439,558	2.8%	1,939,705	1.2%	4.41
Blockbuster	18	B-/Caa1	93,355	0.6%	1,870,817	1.1%	20.04
Food Lion	6	Baa3	241,934	1.5%	1,850,161	1.1%	7.65
Dollar Tree	17	N/A	184,420	1.2%	1,326,974	0.8%	7.20
Stein Mart	4	N/A	158,472	1.0%	1,207,286	0.7%	7.62
Bi-Lo	3	N/A	124,210	0.8%	1,173,583	0.7%	9.45
H&R Block	30	BBB	48,764	0.3%	1,060,554	0.6%	21.75
Walgreens	4	A+/A2	64,868	0.4%	992,746	0.6%	15.30
Albertsons	3	BB-/Ba3	175,470	1.1%	991,390	0.6%	5.65
Big Lots	5	BBB-	169,741	1.1%	978,213	0.6%	5.76
Memorial Healthcare	1	B+	61,000	0.4%	944,352	0.6%	15.48

Sub-total top twenty tenants	215		6,578,235	41.6%	$61,310,639	36.6%	$9.32

Remaining tenants	2,219		7,684,680	48.5%	106,407,011	63.4%	13.85

Sub-total all tenants	2,434		14,262,915	90.1%	$167,717,650	100.0%	$11.92

Vacant	598		1,561,258	9.9%	NA	NA	NA

Total including vacant	3,032		15,824,173	100.0%	$167,717,650	100.0%	NA

Note:  Excludes developments, non-retail properties, and DIM properties.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months ended September 30, 2009

Category	Total Leases	Total Sq. Ft.	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread	Same Space TIs PSF
New Leases (1)	43	198,732	198,732	$10.59	$13.18	24.4%	$32.04
Renewals	81	224,348	224,348	13.24	12.82	-3.2%	0.77
Options	7	141,142	141,142	4.65	4.75	2.2%	-
Total New, Renewals & Options	131	564,222	564,222	$10.16	$10.93	7.6%	$11.59

Note:	Prior rent and new rent are presented on a "cash basis", not on a straight-line basis. Excludes new developments, non-retail properties and DIM Portfolio.

(1)	Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of September 30, 2009

ALL TENANTS
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	78	129,703	0.8%	$2,006,306	1.1%	$15.47
2009	150	375,215	2.4%	5,491,989	3.1%	14.64
2010	539	2,046,970	12.9%	23,721,087	13.2%	11.59
2011	489	2,056,704	13.0%	26,753,743	14.9%	13.01
2012	423	1,927,910	12.2%	23,522,585	13.1%	12.20
2013	301	1,536,043	9.7%	20,620,259	11.5%	13.42
2014	215	1,490,538	9.4%	16,149,151	9.0%	10.83
2015	47	438,045	2.8%	4,915,848	2.7%	11.22
2016	36	926,269	5.9%	14,095,486	7.8%	15.22
2017	29	507,121	3.2%	6,527,812	3.6%	12.87
2018	29	369,185	2.3%	4,811,842	2.7%	13.03
Thereafter	98	2,459,212	15.5%	31,073,369	17.3%	12.64

Sub-total / average	2,434	14,262,915	90.1%	$179,689,477	100.0%	$12.60
				.
Vacant	598	1,561,258	9.9%	NA	NA	NA

Total / average	3,032	15,824,173	100.0%	$179,689,477	100.0%	NA

Note:  Excludes developments, non-retail properties, and DIM properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of September 30, 2009

ANCHOR TENANTS (SF >= 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	-	-	-	$-	-	$-
2009	4	97,442	1.0%	586,168	0.7%	$6.02
2010	37	1,024,631	10.3%	6,078,191	7.0%	$5.93
2011	40	1,108,240	11.2%	8,647,026	10.0%	$7.80
2012	32	1,066,728	10.8%	7,003,072	8.1%	$6.57
2013	27	870,263	8.8%	6,510,645	7.5%	$7.48
2014	31	1,033,753	10.4%	7,357,229	8.5%	$7.12
2015	12	342,546	3.5%	2,611,021	3.0%	$7.62
2016	17	853,255	8.6%	12,483,803	14.4%	$14.63
2017	11	413,474	4.2%	4,591,709	5.3%	$11.11
2018	9	302,861	3.1%	3,151,098	3.6%	$10.40
Thereafter	58	2,324,574	23.5%	27,569,862	31.9%	$11.86

Sub-total / average	278	9,437,767	95.4%	$86,589,824	100.0%	$9.17

Vacant	17	451,061	4.6%	NA	NA	NA

Total / average	295	9,888,828	100.0%	$86,589,824	100.0%	NA

Note:  Excludes developments, non-retail properties, and DIM properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of September 30, 2009

SHOP TENANTS (SF < 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	78	129,703	2.2%	$2,006,306	2.2%	$15.47
2009	146	277,773	4.7%	4,905,821	5.3%	17.66
2010	502	1,022,339	17.2%	17,642,896	18.9%	17.26
2011	449	948,464	16.0%	18,106,717	19.5%	19.09
2012	391	861,182	14.5%	16,519,513	17.7%	19.18
2013	274	665,780	11.2%	14,109,614	15.1%	21.19
2014	184	456,785	7.7%	8,791,922	9.4%	19.25
2015	35	95,499	1.6%	2,304,827	2.5%	24.13
2016	19	73,014	1.2%	1,611,683	1.7%	22.07
2017	18	93,647	1.6%	1,936,103	2.1%	20.67
2018	20	66,324	1.1%	1,660,744	1.8%	25.04
Thereafter	40	134,638	2.3%	3,503,507	3.8%	26.02

Sub-total / average	2,156	4,825,148	81.3%	$93,099,653	100.0%	$19.29

Vacant	581	1,110,197	18.7%	NA	NA	NA

Total / average	2,737	5,935,345	100.0%	$93,099,653	100.0%	NA

Note:  Excludes developments, non-retail properties, and DIM properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION GRAPH
CONSOLIDATED PROPERTIES
As of September 30, 2009

Note:  Excludes developments, non-retail properties, and DIM properties.

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of September 30, 2009

Metro or Region	# Properties	Total SF	AMR at 9/30/09	% of AMR
Broward County, FL	13	1,937,414	24,302,780	14.5%
Miami Dade County, FL	11	1,218,364	17,480,264	10.4%
Palm Beach County, FL	10	1,090,884	12,998,511	7.8%
South Florida	34	4,246,662	54,781,555	32.7%
Atlanta, GA	19	1,933,440	23,073,430	13.8%
Orlando, FL	10	1,130,685	13,364,654	8.0%
Tampa- St. Petersburg, FL	12	1,094,802	10,501,924	6.3%
Naples/Cape Coral/Venice, FL	8	885,156	7,759,567	4.6%
Jacksonville, FL	6	781,644	8,070,150	4.8%
Boston, MA	6	401,454	8,607,799	5.1%
Florida Treasure/Northeast Coast	8	711,278	7,601,831	4.5%
Lafayette, LA	5	714,691	3,748,797	2.2%
New Orleans, LA	4	458,125	3,621,921	2.2%
Baton Rouge, LA	3	349,146	3,077,167	1.8%
Raleigh Durham, NC	3	309,701	2,294,954	1.4%
Florida Panhandle	2	140,803	1,274,416	0.8%
Greenville, SC	2	161,176	2,097,235	1.2%
Hilton Head-Beaufort, SC	1	166,639	2,142,691	1.3%
Hartford, CT	1	213,323	2,255,856	1.3%
Other	21	2,125,448	13,443,702	8.0%

Total	145	15,824,173	$167,717,650	100.0%

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2009

								Number of tenants		Supermarket anchor
Property	City		Year Built /Renovated		Total Sq. Ft. Owned	Percent Leased		Leased	Vacant	Owned sq. ft.		Name	Expiration Date	Other anchor tenants	Average base rent per leased SF

ALABAMA (2)
Madison Centre	Madison		1997		64,837	97.5%		12	1	37,912		Publix	06/01/17	Rite Aid	$ 9.87

Winchester Plaza	Huntsville		2006		75,700	90.2%		14	5	45,600		Publix	08/31/26		11.73

TOTAL SHOPPING CENTERS ALABAMA (2)					140,537	93.6%		26	6	83,512					$ 10.84

CONNECTICUT (1)

Brookside Plaza**	Enfield		1985 / 2006		213,323	90.7%		23	5	59,648		Shaw's	08/31/10	Bed Bath & Beyond / Walgreens / Staples /Petsmart	$ 11.66

TOTAL SHOPPING CENTERS CONNECTICUT (1)					213,323	90.7%		23	5	59,648					$ 11.66

FLORIDA (80)

Orlando / Central Florida (10)

Alafaya Commons	Orlando		1987		126,333	95.1%		26	4	54,230		Publix	11/30/10		$ 14.17

Alafaya Village	Orlando		1986		38,118	92.7%		14	2					Metro Fitness (shadow)	20.52

Conway Crossing	Orlando		2002		76,321	82.4%		12	6	44,271		Publix	04/30/22		11.33

Eastwood, Shoppes of	Orlando		1997		69,037	100.0%		13	-	51,512		Publix	11/01/17		12.43

Hunter's Creek	Orlando		1998		73,204	98.2%		9	1					Office Depot / Lifestyle Family Fitness	13.72

Kirkman Shoppes	Orlando		1973		88,820	98.6%		29	1					Party America	18.85

Lake Mary Centre		1988 / 2001		340,434	95.1%		61	26	63,139		Albertsons	06/30/12		Kmart / Lifestyle Fitness Center / Office Depot	13.03

Park Promenade	Orlando		1987 / 2000		128,848	77.7%		17	9					Beauty Depot / Orange County Library	7.67

Town & Country	Kissimmee		1993		72,043	95.6%		12	2	52,883		Albertsons*	10/31/18		8.45
												(Ross Dress For Less)

Unigold Shopping Center	Winter Park		1987		117,527	83.0%		18	7	52,500		Winn-Dixie	04/30/12		11.91

Jacksonville / North Florida (8)

Atlantic Village	Atlantic Beach, FL		1984		100,559	89.9%		20	5	39,795		Publix	10/31/13	Jo-Ann Fabric & Crafts	11.29

Beauclerc Village	Jacksonville		1962 / 1988		68,846	94.8%		8	3					Big Lots / Goodwill / Bealls Outlet	9.02

Forest Village	Tallahassee		2000		71,526	86.7%		13	3	37,866		Publix	04/30/20		10.86

Ft. Caroline	Jacksonville		1985 / 1995		74,546	87.0%		7	6	45,500		Winn-Dixie	05/31/15	Citi Trends	7.30

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2009

					Number of tenants		Supermarket anchor
Property	City	Year Built /Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average base rent per leased SF
Medical & Merchants	Jacksonville	1993	156,153	90.4%	11	6	55,999	Publix	02/10/13	Memorial Hospital	$ 13.00

Middle Beach Shopping Center	Panama City Beach	1994	69,277	97.0%	7	2	56,077	Publix*	09/30/14		8.94

Oak Hill	Jacksonville	1985 / 1997	78,492	94.3%	17	3	39,795	Publix	03/11/15	Beall's	7.84

South Beach**	Jacksonville Beach	1990 / 1991	303,048	94.8%	42	6				Beall's / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	12.43

Miami-Dade / Broward / Palm Beach (34)

Bird Ludlum	Miami	1988 / 1998	192,282	97.7%	40	2	44,400	Winn-Dixie	12/31/12	CVS Pharmacy / Bird Executive / Goodwill	17.50

Boca Village	Boca Raton	1978	93,428	87.7%	15	6	36,000	Publix Greenwise	03/31/12	CVS Pharmacy	14.86

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	90.4%	22	7	37,664	Publix	08/31/13	CVS Pharmacy	12.87

Bluffs Square	Jupiter	1986	132,395	88.4%	39	7	39,795	Publix	10/22/11	Walgreens	12.56

Chapel Trail	Pembroke Pines	2007	56,378	94.5%	2	2				LA Fitness	21.48

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	100.0%	16	-				Office Depot / Walgreen's	24.48

Countryside Shops	Cooper City	1986 / 1988 / 1991	179,561	94.8%	37	8	39,795	Publix	12/04/10	CVS Pharmacy / Stein Mart	13.23

Crossroads Square	Pembroke Pines	1973	84,387	64.1%	18	9				CVS Pharmacy	18.32

CVS Plaza	Miami	2004	29,204	91.1%	7	1				CVS Pharmacy	18.34

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	-				Jumbo Buffet	23.15

Greenwood	Palm Springs	1982 / 1994	132,325	87.7%	30	6	50,032	Publix	12/05/14	Bealls Outlet	12.73

Jonathan's Landing	Jupiter	1997	26,820	62.5%	9	3		Publix			23.36
								(shadow)
Lago Mar	Miami	1995	82,613	91.1%	17	5	42,323	Publix	09/13/15		14.16

Lantana Village	Lantana	1976 / 1999	181,780	98.0%	23	2	39,473	Winn-Dixie	02/15/11	Kmart / Rite Aid* (Family Dollar)	7.59

Meadows	Miami	1997	75,524	97.4%	18	2	47,955	Publix	07/09/17		13.88

Oakbrook Square	Palm Beach Gardens	1974 / 2000 / 2003	199,633	97.2%	26	4	44,400	Publix	11/30/20	Stein Mart / Home Goods / CVS / Basset Furniture / Duffy's	13.92

Oaktree Plaza	North Palm Beach	1985	23,745	82.0%	16	4					16.43

Pine Island	Davie	1983 / 1999	254,907	90.2%	37	10	39,943	Publix	11/30/13	Home Depot Expo* / Staples	11.97

Pine Ridge Square	Coral Springs	1986 / 1998 / 1999	117,399	87.1%	25	10	17,441	Fresh Market	07/31/12	Bed Bath & Beyond / Nordic Interiors	12.87

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2009

					Number of tenants		Supermarket anchor
Property	City	Year Built /Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average base rent per leased SF

Plaza Alegre	Miami	2003	91,611	96.1%	19	2	44,271	Publix	03/14/23	Goodwill	$ 16.50

Point Royale	Miami	1970 / 2000	216,760	94.9%	23	3	45,350	Winn-Dixie	02/15/10	Best Buy	7.35

Prosperity Centre	Palm Beach Gardens	1993	122,014	96.6%	9	1				Office Depot / CVS / Bed Bath & Beyond / TJ Maxx	17.09

Ridge Plaza	Davie	1984 / 1999	155,204	97.8%	25					Ridge Theater / Kabooms / Wachovia* (United Collection) / Round Up / Goodwill	10.86

Riverside Square	Coral Springs	1987	104,241	84.3%	26	8	39,795	Publix	02/18/12		13.52

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	84.5%	22	7	36,464	Publix	12/15/14	Walgreens	11.46

Sheridan Plaza	Hollywood	1973 / 1991	508,455	96.8%	57	7	65,537	Publix	10/09/11	Kohl's / Ross / Bed Bath & Beyond / Office Depot / LA Fitness / USA Baby & Child Space / Assoc. in Neurology	14.51

Shoppes of Andros Isles	West Palm Beach	2000	79,420	89.4%	13	4	51,420	Publix	02/29/20		12.66

Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,788	87.3%	32	8	47,813	Publix	06/14/15		16.76

Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	283,943	94.7%	44	5	51,420	Publix	07/31/19	TJMaxx / LA Fitness / Goodwill	16.51

Tamarac Town Square	Tamarac	1987	127,635	77.7%	25	14	37,764	Publix	12/15/14	Dollar Tree	11.01

Waterstone	Homestead	2005	61,000	97.1%	9	1	45,600	Publix	07/31/25		14.46

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	-	46,216	Winn-Dixie	05/22/16	Navarro Pharmacy	12.86

Westport Plaza	Davie	2002	49,533	100.0%	8	-	27,887	Publix	11/30/22		17.89

Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124	Publix	11/30/16	Walgreens	15.52

Florida Treasure / Northeast Coast (8)

Cashmere Corners	Port St. Lucie	2001	92,734	91.6%	13	5	59,448	Albertsons	04/30/25		9.11

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	-	42,112	Publix	09/30/12	Bealls Outlet	11.76

Old King Commons	Palm Coast	1988	84,759	90.1%	14	5				Wal-Mart / Staples / Bealls Outlet	8.22

Ryanwood	Vero Beach	1987	114,925	95.8%	30	2	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	11.52

Salerno Village	Stuart	1987	82,477	90.7%	14	6	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	10.31

Shops at St. Lucie	Port St. Lucie	2006	19,361	80.7%	8	2					23.09

South Point Center	Vero Beach	2003	64,790	88.1%	10	6	44,840	Publix	11/30/23		15.70

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2009

					Number of tenants		Supermarket anchor
Property	City	Year Built /Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average base rent per leased SF

Treasure Coast	Vero Beach	1983	133,781	96.6%	21	3	59,450	Publix	07/31/26	TJ Maxx	$ 11.69

Tampa / St. Petersburg / Venice / Cape Coral / Naples (20)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	95.6%	19	4	52,610	Publix	11/30/21	Bealls Outlet	9.96

Carrollwood	Tampa	1970 / 2002	94,203	94.6%	31	5	27,887	Publix	11/30/22	Golf Locker	13.24

Charlotte Square	Port Charlotte	1980	96,188	76.0%	14	11	44,024	Publix* (American Signature Furniture)	01/31/11	Seafood Buffet	7.26

Chelsea Place	New Port Richey	1992	81,144	96.5%	16	2	48,890	Publix	05/27/12		11.62

Dolphin Village	St. Petersburg	1967/1990	138,129	77.4%	28	19	33,238	Publix	11/07/13	Dollar Tree, CVS	12.12

Lake St. Charles	Tampa	1999	57,015	100.0%	8	-	46,295	Sweet Bay	06/30/19		10.27

Lutz Lake	Lutz	2002	64,985	95.8%	13	2	44,270	Publix	05/31/22		14.05

Marco Town Center	Marco Island	2001	109,830	82.2%	32	10	27,887	Publix	01/31/18		17.67

Mariners Crossing	Spring Hill	1989 / 1999	97,812	89.9%	15	3	48,315	Sweet Bay	08/15/20		10.42

Midpoint Center	Cape Coral	2002	75,386	100.0%	10	-	60,667	Publix	10/31/22		12.32

Pavilion	Naples	1982	167,745	90.1%	32	8	50,795	Publix	02/28/13	Pavilion 6 Theatre	13.32

Regency Crossing	Port Richey	1986 / 2001	85,864	81.9%	14	11	44,270	Publix	02/28/21		10.21

Ross Plaza	Tampa	1984 / 1996	90,826	95.3%	20	2				Ross Dress for Less / Deals	12.38

Seven Hills	Spring Hill	1991	72,590	87.8%	12	6	48,890	Publix	09/25/11		10.27

Shoppes of North Port	North Port	1991	84,705	94.9%	19	2	48,890	Publix	12/11/11	Bealls Outlet	10.08

Summerlin Square	Fort Myers	1986 / 1998	109,156	55.4%	7	21	45,500	Winn-Dixie	06/04/11	Lee County Sheriff's Office	9.58

Sunpoint Shopping Center	Ruskin	1984	132,374	66.7%	17	8				Goodwill / Ozzie's Buffet / Big Lots / Chapter 13 Trustee	8.12

Venice Plaza	Venice	1971 / 1979 / 1999	132,345	97.5%	13	2	42,582	Sweet Bay	09/30/18	TJ Maxx / Blockbuster	6.03

Venice Shopping Center	Venice	1968 / 2000	109,801	85.9%	12	2	44,271	Publix	12/31/26	Beall's Outlet	5.55

Walden Woods	Plant City	1985 / 1998 / 2003	75,874	93.7%	13	2				Dollar Tree / Aaron Rents / Dollar General	8.24

TOTAL SHOPPING CENTERS FLORIDA (80)			8,991,030	91.2%	1,571	393	2,686,177				$ 12.60

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2009

					Number of tenants		Supermarket anchor
Property	City	Year Built /Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average base rent per leased SF

GEORGIA (24)

Atlanta (20)

BridgeMill	Canton	2000	89,102	89.6%	25	5	37,888	Publix	01/31/20		$ 15.44

Buckhead Station	Atlanta	1996	233,739	100.0%	15	1				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	20.32

Butler Creek	Acworth	1990	95,597	91.9%	17	3	59,997	Kroger	01/31/18		10.53

Chastain Square	Atlanta	1981 / 2001	91,637	93.8%	23	5	37,366	Publix	05/31/24		17.50

Commerce Crossing	Commerce	1988	100,668	29.7%	6	5				Fred's Store	5.72

Douglas Commons	Douglasville	1988	97,027	98.9%	17	1	59,431	Kroger	08/31/13		10.57

Fairview Oaks	Ellenwood	1997	77,052	93.9%	11	3	54,498	Kroger	09/30/16		11.26

Grassland Crossing	Alpharetta	1996	90,906	97.3%	12	2	70,086	Kroger	06/30/16		11.73

Hairston Center	Decatur	2000	13,000	38.5%	3	6					13.62

Hamilton Ridge	Buford	2002	90,996	83.6%	14	7	54,166	Kroger	11/30/22		11.63

Mableton Crossing	Mableton	1997	86,819	98.1%	16	1	63,419	Kroger	08/31/17		10.68

Macland Pointe	Marietta	1992-93	79,699	98.5%	16	1	55,999	Publix	12/29/12		10.10

Market Place	Norcross	1976	77,706	96.2%	20	3				Galaxy Cinema	12.31

Paulding Commons	Hiram	1991	192,391	95.6%	26	4	49,700	Kroger	02/28/11	Kmart	7.96

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	98.7%	27	1	55,520	Kroger	05/31/10	Cost Plus Store / Binders Art Supplies	17.17

Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,473	90.5%	19	6				Micro Center	9.87

Shops of Huntcrest	Lawrenceville	2003	97,040	92.8%	22	4	54,340	Publix	01/31/23		13.28

Shops of Westridge	McDonough	2006	66,297	78.9%	10	8	38,997	Publix	04/30/26		12.68

Wesley Chapel	Decatur	1989	170,792	62.7%	14	12				CVS Pharmacy / Corinthian College / Little Giant	6.35

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	93.7%	25	2					20.50

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2009

					Number of tenants		Supermarket anchor
Property	City	Year Built /Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average base rent per leased SF

Central / South Georgia (4)

Daniel Village	Augusta	1956 / 1997	171,932	86.8%	29	10	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	$ 8.61

McAlpin Square	Savannah	1979	176,807	98.4%	24	2	43,600	Kroger	08/31/15	Big Lots / U.S Post Office / Habitat for Humanity	7.38

Spalding Village	Griffin	1989	235,318	63.2%	17	11	59,431	Kroger	05/31/14	JC Penney* / Fred's Store	7.40

Walton Plaza	Augusta	1990	43,460	91.7%	5	3	32,960	Harris Teeter* (Omni Fitness)	04/01/11		10.35

TOTAL SHOPPING CENTERS GEORGIA (24)			2,661,625	86.8%	413	106	873,369				$ 11.83

LOUISIANA (13)

Ambassador Row	Lafayette	1980 / 1991	193,978	69.7%	23	3				Conn's Appliances / Big Lots / Chuck E Cheese	$ 10.77

Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	97.1%	22	1				Bed Bath & Beyond / Marshall's / Hancock Fabrics / United Training Academy / Tuesday Morning	10.20

Bluebonnet Village	Baton Rouge	1983	101,623	95.4%	21	5	33,387	Matherne's	11/30/10	Office Depot	11.28

Boulevard	Lafayette	1976 / 1994	68,012	95.2%	12	2				Piccadilly / Harbor Freight Tools / Golfballs.com	8.75

Country Club Plaza	Slidell	1982 / 1994	64,686	95.2%	8	2	33,387	Winn-Dixie	01/31/13		6.58

Crossing	Slidell	1988 / 1993	114,806	96.4%	14	2	58,432	Save A Center	09/29/09	A-1 Home Appliance / Piccadilly	5.84

Elmwood Oaks	Harahan	1989	133,995	100.0%	11	-				Academy Sports / Dollar Tree / Home Décor	10.32

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	-					NA

Plaza Acadienne	Eunice	1980	105,419	54.2%	6	2	28,092	Super 1 Store	06/30/10	Fred's Store	4.25

Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	86.0%	8	1				Burke's Outlet / Harbor Freight Tools / Fred's Store	6.24

Siegen Village	Baton Rouge	1988	170,416	99.2%	19	1				Office Depot / Big Lots / Dollar Tree / Stage / Party City	9.29

Tarpon Heights	Galliano	1982	56,605	78.4%	7	3				Stage / Dollar General	5.06

Village at Northshore	Slidell	1988	144,638	99.0%	14	1				Marshalls / Dollar Tree / Kirschman's* / Bed Bath & Beyond / Office Depot	8.29

TOTAL SHOPPING CENTERS LOUISIANA (13)			1,578,567	90.3%	166	23	153,298				$ 8.68

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2009

					Number of tenants		Supermarket anchor
Property	City	Year Built /Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average base rent per leased SF

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	-	66,108	Star Market	01/02/16		$ 26.89

Medford Shaw's Supermarket	Medford	1995	62,656	100.0%	2	-	60,356	Shaw's	01/01/16		23.94

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	-	59,726	Shaw's	01/01/16		17.77

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	-	100,741	Star Market	01/02/16		17.36

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	-	35,907	Whole Foods	01/01/26		22.89

Webster Plaza	Webster	1963 / 1998	199,425	100.0%	14	-	56,766	Shaw's	02/28/23	K Mart / Family Dollar / Dollar Tree	8.07

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995/ 2006	76,316	95.9%	10	2	54,928	Shaw's	01/02/16		23.20

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	99.5%	30	2	434,532				$ 17.09

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	-				Big Lots / Buffalo Wild Wings	$ 7.23

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	-	-				$ 7.23

NORTH CAROLINA (9)

Centre Pointe Plaza	Smithfield	1989	163,642	75.9%	20	4				Belk's / Dollar Tree / Aaron Rents	$ 6.37

Chestnut Square	Brevard	1985 / 2008	34,260	90.7%	6	2				Walgreens	15.36

Galleria	Wrightsville Beach	1986 / 1990	92,114	76.7%	26	9	28,000	Harris Teeter*	04/05/11		9.50

Parkwest Crossing	Durham	1990	85,602	93.0%	15	2	38,052	Food Lion	12/14/10		10.63

Riverview Shopping Center	Durham	1973 / 1995	128,498	95.4%	12	4	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	7.31

Salisbury Marketplace	Salisbury	1987	79,732	73.8%	11	9	31,762	Food Lion	02/11/23		11.08

Stanley Market Place	Stanley	2007	53,228	93.4%	5	2	34,928	Food Lion	05/15/27	Family Dollar	9.85

Thomasville Commons	Thomasville	1991	148,754	97.2%	12	2	32,000	Ingles	09/29/12	Kmart	5.87

Willowdaile Shopping Center	Durham	1986	95,601	55.4%	15	10				Hall of Fitness	10.43

TOTAL SHOPPING CENTERS NORTH CAROLINA (9)			881,431	83.3%	122	44	218,280				$ 8.48

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2009

					Number of tenants		Supermarket anchor
Property	City	Year Built /Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average base rent per leased SF

SOUTH CAROLINA (7)

Belfair Towne Village	Bluffton	2000 / 2003 / 2006	166,639	96.2%	31	3	55,696	Kroger	10/31/19	Stein Mart	$ 13.37

Lancaster Plaza	Lancaster	1971 / 1990	77,400	64.9%	3	2	19,200	Bi-Lo	09/30/10	Tractor Supply	3.61

Lancaster Shopping Center	Lancaster	1963 / 1987	29,047	100.0%	2	-				Sweet Union Furniture	2.14

Milestone Plaza	Greenville	1995	93,121	97.5%	10	1	59,039	Bi-Lo	03/31/30		15.24

North Village Center	North Myrtle Beach	1984	60,356	29.2%	5	8				Dollar General	8.98

Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	94.2%	2	3				Rose's Store / Family Dollar Store	5.81

Woodruff	Greenville	1995	68,055	98.7%	9	1	47,955	Publix	08/06/15		10.63

TOTAL SHOPPING CENTERS SOUTH CAROLINA (7)			563,083	85.2%	62	18	181,890				$ 10.46

VIRGINIA (1)

Smyth Valley Crossing	Marion	1989	126,841	98.0%	13	1	32,000	Ingles	09/25/10	Wal-Mart	$ 5.98

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	98.0%	13	1	32,000				$ 5.98

TOTAL CORE SHOPPING CENTER PORTFOLIO (145)			15,824,173	90.1%	2,434	598	4,722,706				$ 11.92

OTHER PROPERTIES (6)

4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	38.0%	2	7

Banco Popular Office Building	Miami, FL	1971	36,610	90.0%	17	3

Laurel Walk Apartments	Charlotte, NC	1985	106,480	96.0%	90	8

Mandarin Mini-Storage	Jacksonville, FL	1982	52,300	69.0%	328	216

Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	-	1

Providence Square	Charlotte, NC	1973	85,930	29.8%	11	14

TOTAL OTHER PROPERTIES (6)			473,033	56.0%	448	249	-

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2009

					Number of tenants		Supermarket anchor
Property	City	Year Built /Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average base rent per leased SF

DIM VASTGOED PROPERTIES (21)

Eustis Village	Eustis	2002	156,927	98.4%	19	1	44,271	Publix	10/31/22	Beall's Department Store	$ 11.43

Glengary Shoppes	Sarasota	1995	99,182	100.0%	7	-				Best Buy / Barnes & Noble	18.48

Hammocks Town Center	Miami	1987 / 1993	172,810	94.1%	40	4	39,795	Publix	06/24/12	Metro Dade Library / CVS Pharmacy / Porky's Gym	14.06

Magnolia Shoppes	Fort Lauderdale	1998	114,118	88.2%	16	7				Regal Cinemas / Deal$	11.55

Sunrise Town Center	Fort Lauderdale	1989	128,124	85.5%	14	10				L.A. Fitness / Office Depot	10.91

Dublin Village	Dublin	2005	98,540	96.1%	14	3	70,225	Kroger	08/03/25		6.83

Freehome Village	Canton	2003	74,340	82.9%	10	7	44,840	Publix	12/31/23		13.60

Golden Park Village	Buford	2000	68,738	85.8%	9	4	44,270	Publix	02/29/20		11.26

Governors Town Square	Acworth	2005	68,658	98.8%	13	1	44,840	Publix	02/28/25		15.84

Grayson Village	Loganville	2002	83,155	75.0%	12	11	44,271	Publix	01/31/22		11.56

Keith Bridge Commons	Atlanta	2002	94,886	85.9%	14	7	54,139	Kroger	08/10/22		12.62

Loganville Town Center	Loganville	1997	77,661	98.1%	14	1	51,420	Publix	08/01/17		13.17

Salem Road Station	Atlanta	2000	67,270	88.4%	11	6	44,270	Publix	09/30/20		11.87

The Shops at Lake Tuscaloosa	Tuscaloosa	2003 / 2005	70,242	87.0%	12	4	44,271	Publix	12/31/23		12.67

The Vineyards at Chateau Elan	Braselton	2002	79,047	97.4%	19	1	44,271	Publix	01/31/23		14.34

Wilmington Island Shopping Center	Wilmington Island	1985 / 1998 / 2003	87,818	77.5%	16	7	42,156	Kroger	09/16/18		13.22

South Plaza Shopping Center	St. Mary's County	2005	92,335	100.0%	9	-				Ross Dress For Less / Best Buy / Old Navy /Petco	16.88

Brawley Commons	Charlotte	1997 / 1998	119,189	77.8%	27	13	42,142	Lowe's Foods	04/30/17	Rite Aid	12.19

Carolina Pavilion	Charlotte	1996	731,678	92.0%	24	3				AMC Theatres / Value City Furniture / Old Navy / Ross Dress For Less / Sports Authority / Baby Superstore / Michaels Crafts / Sears Retail Outlet Store / DSW Shoe Warehouse / Cost Plus World Market / OfficeMax/Gregg Appliances / Petco / Dollar Tree / Dress Barn / Bed Bath & Beyond / Kohl's / Buy Buy Baby	10.57

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2009

					Number of tenants		Supermarket anchor
Property	City	Year Built /Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average base rent per leased SF

Whitaker Square	Winston-Salem	1996	82,760	100.0%	12	-	51,890	Harris Teeter	02/28/16	Rugged Wearhouse	$ 12.30

Greensboro Village Shopping Center	Gallatin	2005	70,203	95.6%	14	2	45,600	Publix	11/30/25		14.01

TOTAL DIM VASTGOED PROPERTIES (21)			2,637,681	91.1%	326	92	752,671				$ 12.26

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (172)			18,934,887	89.4%	3,208	939	5,475,377

DEVELOPMENTS, REDEVELOPMENTS & LAND (8)

Developments (3)	Various - See Schedule on Page 34.

Redevelopments (1)	Various - See Schedule on Page 34.

Land Held for Development (4)	Various

TOTAL CONSOLIDATED - 180 Properties

Total square footage does not include shadow anchor square footage that is not owned by Equity One.
* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
** Future contractual lease obligations included.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
As of September 30, 2009
(in thousands)

2009 Disposition Activity
Date Sold	Property Name	City	State	Square Feet	Gross Sales Price	Gain (loss) on Sale

Income producing property sold
August 13, 2009	Walmart-Mathews	Mathews	LA	54,223	$930	$(1,758)
					$930	$(1,758)

Real estate/outparcels sold
March 31, 2009	Waterstone - Pollo Tropical outparcel	Homestead	FL	3,000	$788	$552
March 31, 2009	Winchester Plaza - McDonald's outparcel	Huntsville	AL	2,844	920	626
May 28, 2009	Waterstone - Walgreens outparcel	Homestead	FL	13,831	2,500	1,598
June 5, 2009	Bluebonnet - AutoZone outparcel	Baton Rouge	LA	7,000	978	674
June 30, 2009	Waterstone - Bank of America outparcel	Homestead	FL	4,700	1,733	1,344
July 11, 2009	Milestone - Jack in the Box outparcel	Greenville	SC	3,000	1,519	475
July 31, 2009	Willowdaile - Harris Teeter	Durham	NC	48,000	3,245	1,862
					$11,683	$7,131

Total Sold					$12,613	$5,373

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of September 30, 2009
(in thousands, except square footage data)

Project	Location	Project GLA*	Total GLA**	Anchors	Target Stabilization Date	Estimated Gross Cost (1)	Estimated Net Cost (2)	Funded as of 09/30/09	Balance to Complete (Gross Cost)
Developments
Shops at Hampton Oaks	Fairburn, GA (Atlanta)	21,000	21,000	CVS (not owned)	1Q12	$8,395	$4,920	$7,814	$581
Sunlake (3)	Tampa, FL	123,889	123,889	Publix	4Q10	40,665	30,688	38,916	1,749
River Green	Canton, GA (Atlanta)	59,997	59,997	CVS (not owned)	TBD	11,905	10,155	3,391	8,514
Subtotal		204,886	204,886			$60,965	$45,763	$50,121	$10,844

Redevelopments / Expansions / Outparcels
Mandarin Landing (4)	Jacksonville, FL	50,000	139,620	Whole Foods	4Q09	8,780	8,780	8,020	760
Subtotal		50,000	139,620			$8,780	$8,780	$8,020	$760

Total Development Activity		254,886	344,506			$69,745	$54,543	$58,141	$11,604

Project notes
(1) Includes actual / allocated cost of land.
(2) After sales of outparcels and construction cost reimbursements.
(3) Project is being developed in a JV.  Equity One funds all capital on which it receives an 8% preferred return, and receives 60% of the project's residual cash flow.
(4) Anchor opened December 2008, remaining costs to complete represent small-shop lease-up.

* Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
** Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2009
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Sept 30, 2009balance	Dec 31, 2008balance	Percent of overall debt maturing

Mortgage debt - Equity One, Inc.
Park Promenade	02/01/10	8.100%	$5,865	$5,935	0.6%
Jonathan's Landing	05/01/10	8.050%	2,669	2,706	0.3%
Bluff's Square	06/01/10	8.740%	9,495	9,590	0.9%
Kirkman Shoppes	06/01/10	8.740%	8,966	9,056	0.8%
Ross Plaza	06/01/10	8.740%	6,253	6,316	0.6%
Shoppes of Andros Isle	06/10/10	7.900%	5,947	6,086	0.6%
Boynton Plaza	07/01/10	8.030%	6,989	7,069	0.7%
Pointe Royale	07/15/10	7.950%	2,793	3,068	0.3%
Shops at Skylake	08/01/10	7.650%	12,110	12,504	1.1%
Parkwest Crossing	09/01/10	8.100%	4,417	4,467	0.4%
Spalding Village	09/01/10	8.194%	8,380	8,722	0.8%
Charlotte Square	02/01/11	9.188%	3,149	3,224	0.3%
Forest Village	04/01/11	7.270%	4,158	4,209	0.4%
Boca Village	05/01/11	7.200%	7,687	7,782	0.7%
MacLand Pointe	05/01/11	7.250%	5,431	5,498	0.5%
Pine Ridge Square	05/01/11	7.020%	6,793	6,880	0.6%
Sawgrass Promenade	05/01/11	7.200%	7,687	7,782	0.7%
Lake Mary Centre	11/01/11	7.250%	22,806	23,074	2.2%
Lake St. Charles	11/01/11	7.130%	3,595	3,638	0.3%
Belfair Towne Village	12/01/11	7.320%	10,031	10,243	0.9%
Marco Town Center	01/01/12	6.700%	7,685	7,846	0.7%
Riverside Square	03/01/12	9.188%	6,935	7,058	0.7%
Cashmere Corners	11/01/12	5.880%	4,559	4,662	0.4%
Eastwood	11/01/12	5.880%	5,432	5,555	0.5%
Meadows Shopping Center	11/01/12	5.870%	5,708	5,837	0.5%
Lutz Lake Crossing	01/01/13	6.280%	7,351	7,420	0.7%
Midpoint Center	07/10/13	5.770%	6,246	6,381	0.6%
Buckhead Station	09/01/13	6.880%	26,366	26,806	2.5%
Alafaya Village	11/11/13	5.990%	3,921	3,970	0.4%
Summerlin Square	02/01/14	6.750%	2,023	2,311	0.2%
South Point	07/10/14	5.720%	7,668	7,821	0.7%
Bird Ludlum	02/15/15	7.680%	6,082	6,742	0.6%
Treasure Coast Plaza	04/01/15	8.000%	2,901	3,202	0.3%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2009
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Sept 30, 2009 balance	Dec 31, 2008 balance	Percent of overall debt maturing
Shoppes of Silverlakes I	07/01/15	7.750%	$1,706	$1,875	0.2%
Grassland Crossing	12/01/16	7.870%	4,885	5,058	0.5%
Mableton Crossing	08/15/18	6.850%	3,512	3,611	0.3%
Sheridan Plaza	10/10/18	6.250%	64,304	64,876	6.1%
BridgeMill	05/05/21	7.940%	8,430	8,608	0.8%
Westport Plaza	08/24/23	7.490%	4,362	4,456	0.4%
Chastain Square	02/28/24	6.500%	3,266	3,365	0.3%
Daniel Village	02/28/24	6.500%	3,570	3,679	0.3%
Douglas Commons	02/28/24	6.500%	4,254	4,383	0.4%
Fairview Oaks	02/28/24	6.500%	4,026	4,148	0.4%
Madison Centre	02/28/24	6.500%	3,266	3,365	0.3%
Paulding Commons	02/28/24	6.500%	5,545	5,714	0.5%
Siegen Village	02/28/24	6.500%	3,608	3,718	0.3%
Wesley Chapel Crossing	02/28/24	6.500%	2,848	2,935	0.3%
Webster Plaza	08/15/24	8.070%	7,704	7,826	0.7%
Total mortgage debt - Equity One (48 loans outstanding)	4.39	7.12%	$363,384	$371,077	34.3%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)(3)	5,312	6,360	0.5%
Total mortgage debt - Equity One (including unamortized/unaccreted premium/(discount))			$368,696	$377,437	34.8%

Mortgage debt - DIM Vastgoed
Carolina Pavilion	10/01/09	7.730%	$39,182	$-	3.7%
Carolina Pavilion	10/01/09	8.020%	12,854	-	1.2%
Hammocks Town Center	06/26/12	6.950%	11,881	-	1.1%
Salem Road Station	11/11/12	6.000%	5,874	-	0.6%
Brawley Commons	07/01/13	6.250%	6,814	-	0.6%
Keith Bridge Commons	10/11/13	4.800%	8,800	-	0.8%
Sunrise Town Center	04/30/14	5.690%	10,349	-	1.0%
The Vineyards at Chateau Elan	07/11/14	5.880%	9,875	-	0.9%
Grayson Village	01/11/15	5.210%	9,865	-	0.9%
Golden Park Village	01/11/15	5.250%	7,375	-	0.7%
The Shops at Lake Tuscaloosa	01/11/15	5.450%	7,171	-	0.7%
Eustis Village	05/11/15	5.450%	13,366	-	1.3%
Freehome Village	07/11/15	5.150%	9,933	-	0.9%
Governors Town Square	06/01/15	5.200%	10,454	-	0.9%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2009
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Sept 30, 2009 balance	Dec 31, 2008 balance	Percent of overall debt maturing
Loganville Town Center	08/11/15	4.890%	$10,137	$-	1.0%
Wilmington Island Shopping Center	11/11/15	5.050%	9,603	-	0.9%
South Plaza Shopping Center	01/11/16	5.420%	16,873	-	1.6%
Glengary Shoppes	06/11/16	5.750%	16,856	-	1.6%
Magnolia Shoppes	07/11/16	6.160%	14,516	-	1.4%
Dublin Village	12/11/16	5.780%	6,800	-	0.6%
Greensboro Village Shopping Center	02/11/17	5.520%	9,840	-	0.9%
Whitaker Square	12/01/17	6.320%	9,750	-	0.9%
Total mortgage debt - DIM Vastgoed (22 loans outstanding)	4.42	6.21%	$258,168	$-	24.3%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)(3)	(28,566)	-	(2.7%)
Total mortgage debt - DIM Vastgoed (including unamortized/unaccreted premium/(discount))			$229,602	$-	21.6%

Total mortgage debt - Consolidated (70 loans outstanding)	4.40	6.80%	$621,552	$371,077	58.6%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)(3)	(23,253)	6,360	(2.2%)
Total mortgage debt - Consolidated (including unamortized/unaccreted premium/(discount))			$598,299	$377,437	56.4%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2009
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Sept 30, 2009 balance	Dec 31, 2008 balance	Percent of overall debt maturing
Unsecured senior notes payable
3.875% senior notes (2)	04/15/09	3.875%	$-	$176,185	0.0%
Fair value of $100MM fixed-to-floating interest rate swap	04/15/09	6-month Libor + 0.4375%	-	949	0.0%
7.84% senior notes	01/23/12	7.840%	10,000	10,000	0.9%
6.00% senior notes	09/15/16	6.000%	105,230	106,500	9.9%
6.25% senior notes	01/15/17	6.250%	101,403	115,000	9.6%
6.00% senior notes	09/15/17	6.000%	116,998	132,279	11.1%

Total unsecured senior notes payable	7.10	5.95%	$441,136	$657,913	41.7%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)(3)	(1,004)	(1,135)	(0.1%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))			$440,132	$656,778	41.6%

Revolving credit facilities
$227MM Wells Fargo Unsecured	10/17/11	1.650%	$19,998	$35,500	1.9%
$15MM City National Bank Unsecured	12/10/09	N/A	-	-	0.0%
Total revolving credit facilities			$19,998	$35,500	1.9%

Total debt	5.52	6.44%	$1,082,686	$1,064,490	102.2%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)(3)	(24,257)	5,225	(2.2%)
Total debt (including net interest premium/discount)			$1,058,429	$1,069,715	100.0%

Senior Unsecured Debt Ratings
Moody's			Baa3 (Stable)
S&P			BBB- (Stable)

Note: Total debt is gross over net due to $24m of unamortized/unaccreted discount.
(1)  The rate in effect on September 30, 2009.
(2)  Senior note debt matured and was repaid in April and the related interest rate swap was settled.

(3)  Weighted average interest rates are calculated based on term to maturity and include scheduled principal amortization.

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET - GRI-EQY I, LLC
As of September 30, 2009

	As of	As of
	Sept 30, 2009	December 31, 2008
Assets	(in thousands)	(in thousands)
Properties
Income producing	253,312	250,841
Less: accumulated depreciation	(5,885)	(2,644)
Rental property	$247,427	$248,197

Cash and cash equivalents	2,758	2,077
Accounts and other receivables, net	2,544	2,377
Other assets	16,809	18,980

Total	$269,538	$271,631

Liabilities and joint ventures' equity
Liabilities
Mortgage notes payable	131,701	132,081
Accounts payable and other liabilities	35,148	39,103
Total liabilities	$166,849	$171,184

Joint venture equity	102,689	100,447

Total	$269,538	$271,631

Note:  Eight properties were contributed to GRI-EQY I, LLC during the second quarter of 2008 and two properties were contributed during the fourth quarter of 2008, accordingly there is no activity prior to 2Q 2008.  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF OPERATIONS - GRI-EQY I, LLC
As of September 30, 2009

	Three months ended		Nine months ended
	Sept 30, 2009	Sept 30, 2008	Sept 30, 2009	Sept 30, 2008
	(in thousands)	(in thousands)	(in thousands)	(in thousands)

REVENUES	$6,489	$6,220	$20,233	$10,938

COSTS AND EXPENSES
Property operating	1,771	1,561	5,793	2,784
Rental property depreciation and amortization	1,805	1,788	5,649	3,166
Interest expense	2,104	1,877	6,234	2,290
Total costs and expenses	$5,680	$5,226	$17,676	$8,240

NET INCOME	$809	$994	$2,557	$2,698

Note:  Eight properties were contributed to GRI-EQY I, LLC during the second quarter of 2008 and two properties were contributed during the fourth quarter of 2008, accordingly there is no activity prior to 2Q 2008.  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT - GRI-EQY I, LLC
As of September 30, 2009

					Number of tenant		Supermarket anchor
Property	City	Year Built / Renovated	Total Sq. Ft.	Percent Leased	Leased	Vacant	sq. ft.	Name	Expiration Date	Other anchor tenants	Average base rent per leased SF
Airpark Plaza Shopping Center	Miami	1971 / 1998 / 2004 / 2008	172,095	95.7%	33	4	30,000	Publix	10/31/24	Home Depot Expo* / Office Depot	$ 13.53

Concord Shopping Plaza	Miami	1962 / 1992 / 1993	298,397	98.0%	22	2	78,000	Winn-Dixie	09/30/14	Home Depot / Big Lots / Dollar Tree	10.76

Presidential Markets	Snellville	1993 / 2000	396,432	95.2%	34	3	56,146	Publix	12/31/19	Marshall's / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Borders	11.26

Shoppes of Ibis	West Palm Beach	1999	79,420	89.4%	13	5	51,420	Publix	05/31/19		12.76

Shoppes at Quail Roost	Miami	2005	73,550	95.0%	17	3	44,840	Publix	06/30/25		15.66

Shoppes of Sunset	Miami	1979	21,704	91.5%	15	2					20.32

Shoppes of Sunset II	Miami	1980	27,754	69.9%	11	6					20.75

Sparkleberry Square	Columbia	1997 / 2004	154,217	74.6%	8	2				PETsMART / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less	11.72

Sparkleberry Kohl's	Columbia	1997 / 2004	85,961	100.0%	1	-				Kohl's	7.74

Sparkleberry Kroger	Columbia	1997 / 2004	98,623	95.0%	11	3	67,943	Kroger	08/31/17		12.86

TOTAL GRI-EQY I, LLC SHOPPING CENTER PORTFOLIO (10)			1,408,153	93.0%	165	30	328,349				$ 11.95

* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY - GRI-EQY I, LLC
As of September 30, 2009
(in thousands)

Debt Instrument	Equity One's Ownership	Maturity date	Rate (1)	Sept 30, 2009 balance	Dec 31, 2008 balance

Mortgage debt
Floating rate loan (2)	10%	07/01/13	LIBOR + 1.95%	$120,000	$120,000
Sparkleberry Square (Kohl's)	10%	11/30/12	6.170%	5,963	6,087
Sparkleberry Square (Kroger)	10%	06/30/20	6.750%	6,295	6,587

Total mortgage debt (3 loans outstanding)		3.83	5.720%	$132,258	$132,674
		(wtd-avg maturity)	(Net effective int rate)
Net interest premium/(discount)				(557)	(593)

Total mortgage debt (including net interest premium/discount)				$131,701	$132,081

Interest Rate Swap

Fair value of $120MM floating-to-fixed interest rate swap	10%	06/01/13	3.685%	$9,766	$11,531

Total debt (including net interest premium/discount)				$141,467	$143,612

Equity One's pro-rata share of unconsolidated debt	10%			$14,147	$14,361

(1)  The rate in effect on September 30, 2009.
(2) Mortgage encumbers GRI-EQY (Airpark Plaza) LLC, GRI-EQY (Concord) LLC, GRI-EQY (IBIS) LLC, GRI-EQY (Presidential Markets) LLC, GRI-EQY (Quail Roost) LLC and GRI-EQY (Sparkleberry Square) LLC. The full balance has been swapped to a fixed rate of 3.685%

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of September 30, 2009

	As of	As of
	Sept 30, 2009	December 31, 2008
Assets	(in thousands)	(in thousands)
Properties
Income producing	50,941	50,782
Less: accumulated depreciation	(1,100)	(352)
Rental property	$49,841	$50,430

Cash and cash equivalents	455	422
Accounts and other receivables, net	232	113
Other assets	6,080	7,002

Total	$56,608	$57,967

Liabilities and joint ventures' equity
Liabilities
Mortgage notes payable	37,339	37,719
Accounts payable and other liabilities	5,035	5,550
Total liabilities	$42,374	$43,269

Joint venture equity	14,234	14,698

Total	$56,608	$57,967

Note:  Properties were purchased during the third quarter of 2008, accordingly there is no activity prior to 3Q 2008.  Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF OPERATIONS - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of September 30, 2009

	Three months ended		Nine months ended
	Sept 30, 2009	Sept 30, 2008	Sept 30, 2009	Sept 30, 2008
	(in thousands)	(in thousands)	(in thousands)	(in thousands)

REVENUES	$1,644	$838	$4,889	$838

COSTS AND EXPENSES
Property operating	589	249	2,055	249
Rental property depreciation and amortization	895	370	2,468	370
Interest expense	611	348	1,829	348
Total costs and expenses	$2,095	$967	$6,352	$967

NET (LOSS) INCOME	$(451)	$(129)	$(1,463)	$(129)

Note:  Properties were purchased during the third quarter of 2008, accordingly there is no activity prior to 3Q 2008.  Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of September 30, 2009

Property	City	Year Built /Renovated	Total Sq. Ft.	Percent Leased	Number of tenant		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
					Leased	Vacant	sq. ft.	Name	Expiration Date
1900/2000 Offices	Boca Raton	1979 / 1982 / 1986 / 2007	116,777	52.1%	17	12				RN Network	$16.64

Penn Dutch Plaza	Margate	1989	155,628	75.3%	19	21	70,358	Penn Dutch Food Center	12/31/13	Walgreens	8.52

Plantation Marketplace	Plantation	1963 / 1998	230,330	68.5%	26	13	43,386	Winn-Dixie	11/05/14	Beall's / Just Fit / Big Lots / CVS	10.53

TOTAL G&I VI South Florida Portfolio SPE LLC SHOPPING CENTER PORTFOLIO (3)			502,735	66.8%	62	46	113,744				$ 10.93

Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY - G&I VI South Florida Portfolio SPE LLC
As of September 30, 2009
(in thousands)

Debt Instrument	Equity One's Ownership	Maturity date	Rate (1)	Sept 30, 2009 balance	Dec 31, 2008 balance

Mortgage debt
Fixed rate loan	20%	11/11/14	5.560%	$38,178	$38,657
Net interest premium/(discount)	-	-		(839)	(938)

Total mortgage debt		5.10	5.56%	$37,339	$37,719
		(wtd-avg maturity)	(Net effective int rate)
Equity One's pro-rata share of unconsolidated debt				$7,468	$7,544

(1)  The rate in effect on September 30, 2009.